EX-10.6

                  MODIFICATION AGREEMENT (THERMODYNETICS, INC.)
                  ---------------------------------------------

         THIS MODIFICATION AGREEMENT (THERMODYNETICS, INC.) (this "AGREEMENT"), dated as of April 25, 2006, is by and among:

         CITIZENS BANK OF MASSACHUSETTS, a Massachusetts state chartered bank with offices at 53 State Street, Boston, Massachusetts, as successor by merger to USTrust (the "BANK");

         THERMODYNETICS, INC., a Delaware corporation having a principal place of business at 651 Day Hill Road, Windsor, Connecticut 06095 (the "BORROWER");

         TURBOTEC PRODUCTS, INC., a Connecticut corporation having a principal place of business at 651 Day Hill Road, Windsor, Connecticut ("TURBOTEC"); and

         VULCAN INDUSTRIES, INC., a Michigan corporation having a principal place of business at of 1301 West Dresser Drive, Sturgis, Michigan 49091 ("VULCAN" and collectively with Turbotec, the "GUARANTOR").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Bank has entered into certain loan arrangements (collectively, the "LOAN ARRANGEMENTS") with the Borrower, which Loan Arrangements are evidenced by, among other things, each of the following documents, instruments and agreements:

         (a) Security Agreement (Inventory, Accounts, Equipment and other Personal Property) (the "SECURITY AGREEMENT") dated September 4, 1992 between the Borrower and the Bank;

         (b) Line of Credit Agreement for the Acquisition of Equipment (the "1999 ELOC") dated June 25, 1999 between the Borrower and the Bank, as amended by that certain Letter Agreement dated
                  September 29, 2000 and that certain Letter Agreement dated November 28, 2000;

         (c) Line of Credit Agreement for the Acquisition of Equipment (the "2001 ELOC") dated November 1, 2001 between the Borrower and the Bank, as amended by that certain Letter Agreement dated January 23, 2002;

         (d) Line of Credit Agreement for the Acquisition of Equipment (the "2003 ELOC") dated January 14, 2003 between the Borrower and the Bank, as amended by that certain letter agreement dated December 15, 2003;

         (e) Line of Credit Agreement for the Acquisition of Equipment (the "2004 ELOC") dated October 20, 2004 between the Borrower and the Bank;

         (f) Secured Term Note (the "2002 NOTE") dated January 23, 2002 made by the Borrower payable to the Bank in the original principal amount of $700,000.00;

         (g) Secured Term Note (the "REAL ESTATE NOTE") dated January 23, 2002 made by the Borrower payable to the Bank in the original principal amount of $2,025,000.00;

         (h) Commercial Promissory Note (the "COMMERCIAL NOTE") dated November 10, 2005 made by the Borrower and Turbotec payable to the Bank in the original principal amount of $183,000.00;

         (i) Open-End Mortgage (the "MORTGAGE") dated January 23, 2002 granted by the Borrower to the Bank and encumbering certain property located on 651 Dayhill Road, Windsor, Connecticut, as amended by that certain Amendment to and Confirmation of Open End Mortgage dated November 10, 2005; and

         (j) Multi-Entity Guaranty (Unlimited) dated July 30, 2003 (as amended from time to time and in effect, the "GUARANTY") executed and delivered by each of the Borrower, Turbortec and Vulcan, pursuant to which the Borrower, Turbortec and Vulcan each unconditionally guaranteed the payment and performance of each others' obligations to the Bank, as ratified by that certain Ratification of Guaranty dated November 10, 2005.

         Hereinafter, the foregoing documents, instruments and agreement referred to in items (a) through (i) above, together with all other documents, instruments and agreements which evidence the Loan Arrangements, including without limitation, this Agreement, shall be referred to collectively as the "LOAN DOCUMENTS" (Capitalized terms used herein and not oterhwise defined herein shall have the meanings as in the Loan Documents). Hereinafter the 1999 ELOC, the 2001 ELOC, the 2003 ELOC, and the 2004 ELOC shall be collectively referred to as the "ELOC NOTES".

         WHEREAS, the Borrower has informed the Bank that Turbotec Products, Plc, a subsidiary of the Borrower, intends to conduct a public offering (hereinafter, the "OFFERING") of its stock. In connection with the Offering, the Borrower intends to sell a certain amount of the stock it owns in Turbotec Products, Plc and has requested that, in connection therewith, the Bank amend certain terms and conditions of the Loan Documents; and

         WHEREAS, the Bank has agreed to do so, subject to the terms and conditions set forth in this Agreement.

         NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Documents and this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. ACKNOWLEDGMENT OF OBLIGATIONS. The Borrower hereby acknowledges and agrees that, in accordance with the terms and conditions of the Loan Documents, the Borrower is unconditionally liable to the Bank, as of April 25, 2006, in the following aggregate amounts:

         (a)      ELOC Notes:

                           Principal: $461,326.18

         (b)      2002 Note:

                           Principal $104,983.00

         (c)      Real Estate Note:

                           Principal $1,594,687.50

         (d)      Commercial Note:

                           Principal $172,105.00

         (e)      Letters of Credit (aggregate face amount): $0.00

         (f)      For all amounts now or hereafter due pursuant to the Guaranty.

         (g) In addition, the Borrower is and shall remain liable to the Bank for all accrued and unpaid interest as of April 25, 2006, and all interest, reasonable fees, costs, expenses, and costs of collection (including reasonable attorneys' fees and expenses) heretofore or hereafter incurred in connection with the Loan Documents, including, without limitation, all reasonable attorney's fees and expenses incurred in connection with the negotiation and preparation of this Agreement and all documents, instruments, and agreements incidental hereto.

         (h) Hereinafter all amounts due as set forth in this Section 1, and all amounts payable under the Loan Documents, shall be referred to collectively as the "OBLIGATIONS".

2.       RATIFICATION OF LOAN DOCUMENTS; FURTHER ASSURANCES. The Borrower:

         (a) Hereby ratifies, confirms, and reaffirms all the terms and conditions of the Loan Documents. The Borrower further acknowledges and agrees that except as specifically modified by this Agreement, all terms and conditions of the Loan Documents shall remain in full force and effect;

         (b) Shall cooperate with the Bank and execute and deliver to the Bank such further instruments and documents as the Bank shall reasonably request from time to time to carry out to its satisfaction the transactions contemplated by this Agreement and the Loan Documents.

3. CONDITIONS PRECEDENT. This Agreement shall not become effective until the following conditions have been satisfied (or waived in writing by the Bank), all as determined by the Bank in its sole and exclusive discretion:

         (a) This Agreement, and all documents, instruments and agreements required hereunder or related hereto shall have been executed by the appropriate parties and original counterpart signatures shall have been delivered to the Bank (or its counsel).

         (b) All actions on the part of the Borrower necessary for the valid execution, delivery and performance of the terms of this Agreement shall have been duly and effectively taken and evidence thereof satisfactory to the Bank shall have been provided to the Bank.

         (c) The Borrower and the Turbotec shall have executed and delivered to the Bank an Assignment and Assumption Agreement with regard to the ELOC Notes and the 2002 Note in a form attached hereto as EXHIBIT "A".

         (d) The Borrower shall have executed and delivered to the Bank an Pledge Agreement in connection with the pledge of $337,000.00 to support anticipated debt service shortfalls in a form attached hereto as EXHIBIT "B".

         (e) The Borrower shall have caused all obligations of Vulcan due and owing, (excluding the indebtedness of Vulcan pursuant to the Guaranty) to the Bank as referenced in a certain Modification Agreement dated November 10, 2005 by and among Vulcan, the Borrower and Turbotec to be paid in full.

         (f) The Borrower shall have delivered to the Bank an executed copy of the "Commercial Lease" between the Borrower and Turbotec acceptable to the Bank and its counsel in connection with the property located at 651 Dayhill Road, Windsor, Connecticut. In connection therewith, the Borrower shall have executed and delivered to the Bank a Landlord Waiver in a form attached hereto as EXHIBIT "C".

4. PAYMENT IN REDUCTION OF OBLIGATIONS. The Borrower hereby covenants and agrees that upon consummation of the Offering, the Borrower shall pay to the Bank, in good and collected funds, a minimum of $625,000.00 to be applied by the Bank in reduction of the Obligations in any manner the Bank deems appropriate in its sole and exclusive discretion.

5. PAYDOWN OF COMMERCIAL NOTE. The Borrower hereby covenants and agrees that upon consummation of the Offering, the Borrower shall pay to the Bank, in good and collected funds, an amount to cause the obligations under the Commercial Note to have a principal balance of not greater than $37,000.00 (the "REMAINING OBLIGATIONS"). The Bank hereby agrees, that the Remaining Obligations shall be paid in accordance with the terms and conditions of the Commercial Note.

6.       AMENDMENTS  TO THE  LOAN  DOCUMENTS.  From and  after  the date of this
         Agreement, and satisfaction of all the conditions precedent to the effectiveness of this Agreement as described herein, the Loan Documents shall be amended as follows:

         (a)      The Real Estate Note shall be amended as follows:

                  (i)      Paragraphs  three  (3)  through  six (6)  are  hereby
                           deleted  in  their   entirety,   and  the   following
                           paragraph shall be inserted in its place:

                           "IN THE EVENT OF PREPAYMENT OF THE BORROWER'S OBLIGATIONS UNDER THIS SECURED TERM NOTE TO THE BANK, EITHER AT THE BORROWER'S INITIATIVE OR UPON THE EXERCISE BY THE BANK OF ITS RIGHTS IN THE EVENT OF THE BORROWER'S DEFAULT, OTHER THEN FINANCING FURNISHED BY THE BANK, THE BORROWER AGREES TO PAY A PREPAYMENT FEE IN THE AMOUNT EQUAL TO ONE PERCENT (1%) OF THE PRINCIPAL BALANCE WHICH IS SO PAID OR PAYABLE PRIOR TO JANUARY 1, 2007."

                  (ii)     Paragraph   eight  (8)  is  hereby   deleted  in  its
                           entirety.

         (b) Section 2.01 of the Security Agreement shall be amended to read as follows:

                           "LIABILITIES SHALL MEAN ANY AND ALL LIABILITIES, DEBTS, AND OBLIGATIONS OF THE BORROWER TO THE SECURED PARTY, WHETHER OR NOT ANY OF SUCH ARE LIQUIDATED, UNLIQUIDATED, PRIMARY, SECONDARY, SECURED, UNSECURED, DIRECT, INDIRECT, ABSOLUTE, CONTINGENT, OR OF ANY OTHER TYPE, NATURE, OR DESCRIPTION, OR BY REASON OF ANY CAUSE OF ACTION WHICH THE SECURED PARTY MAY HOLD AGAINST THE BORROWER, WHETHER NOW EXISTING OR HEREAFTER ARISING, INCLUDING, WITHOUT LIMITATION, ALL LIABILITIES AND OBLIGATIONS OF BORROWER TO SECURED PARTY PURSUANT TO (I) THAT CERTAIN COMMERCIAL PROMISSORY NOTE DATED NOVEMBER 10, 2005 MADE BY THE BORROWER PAYABLE THAT CERTAIN TO THE SECURED PARTY IN THE ORIGINAL PRINCIPAL AMOUNT OF $183,000.00; AND
                           (II) THAT CERTAIN SECURED TERM NOTE DATED JANUARY 23, 2002 MADE BY THE BORROWER PAYABLE TO THE SECURED PARTY IN THE ORIGINAL PRINCIPAL AMOUNT OF $2,025,000.00."

7. RELEASE OF MULTI-ENTITY GUARANTY (UNLIMITED). From and after the date of this Agreement, and satisfaction of all the conditions precedent to the effectiveness of this Agreement as described herein, the Borrower and Turbotec are hereby released from all its liabilities and obligations under the Guaranty. In connection therewith, Vulcan hereby ratifies, confirms and reaffirms, all and singular, each of the terms and conditions of the Guaranty and each of the warranties and representations made in the Guaranty, and confirms and reaffirms the indebtedness represented by the Guaranty, and that the Guaranty remains in full force and effect. Furthermore, Vulcan hereby acknowledges, confirms and agrees that, in addition to all other Obligations (as defined in the Guaranty) guaranteed by the undersigned pursuant to the Guaranty, the Guaranty expressly includes, without limitation, all liabilities and obligations arising under the $183M Note, together with any future modifications, amendments, substitutions or renewals thereof.

8. AMENDMENTS TO COLLATERAL; SUPPLEMENTAL GRANT OF SECURITY INTEREST. Notwithstanding any terms of the Security Agreement or any of the other Loan Documents to the contrary, the Borrower hereby covenants and agrees as follows:

         (a) The security interests and liens granted by the Borrower pursuant to the Security Agreement and any other of the Loan Documents shall secure all of the Obligations, whether now existing or hereafter incurred.

         (b) The term "Uniform Commercial Code" shall be deemed to mean and refer to the "Uniform Commercial Code as may be amended and in effect from time to time".

         (c)      The collateral granted to the Bank by the Borrower pursuant to
                  Section 1 of the Security Agreement is intended to include all assets of the Borrower. In order to secure the prompt payment and performance of any and all Obligations (whether now owing or hereafter incurred) of the Borrower to the Bank, the Borrower hereby grants (and confirms and reaffirms all prior grants) to the Bank, a continuing security interest in and to all "Collateral" which term includes, without limitation, and in addition to all collateral set forth in the Security Agreement, the following categories of assets as defined in the Uniform Commercial Code: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables, and license fees), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned, or now due, in which the Borrower has an interest or the power to transfer rights, or hereafter acquired, arising, or to become due, or in which the Borrower obtains an interest, or the power to transfer rights. The Borrower acknowledges and agrees that the foregoing grant of a security interest is in addition to, and is supplemental of, all other security interests and liens previously granted to the Bank by the Borrower.

         (d) The Borrower hereby: ratifies, confirms and reaffirms the effectiveness of any previously filed financing statements, and authorizes the Bank (and any agent or representative of the Bank) to prepare and file such financing statements (and, if appropriate, amendments to existing financing statements) as the Bank may deem necessary or appropriate to perfect or protect its interests in the Collateral granted under the terms of the Security Agreement, this Agreement, or any of the other Loan Documents, including, without limitation, financing statements which describe the Collateral with generic terms such as "all assets" and/or "all personal property" (or words of similar import) of the Borrower.

9. ADDITIONAL OPERATING ACCOUNT. Upon the consummation of the Offering, and upon the Borrower's satisfaction of all the conditions precedent to the effectiveness of this Agreement, as determined by the Bank in the Bank's sole and exclusive discretion, the Borrower shall deposit certain funds into an operating account (the "OPERATING ACCOUNT") to be maintained by the Bank. The Operating Account shall secure all Obligations of the Borrower to the Bank. Prior to the occurrence of an Event of Default, the Borrower shall use the funds in the Operating Account as it determines in its discretion. Upon the occurrence of an Event of Default, the Bank may use any remaining funds in the Operating Account to reduce the Obligations in manner determined in the Bank's sole and exclusive discretion.

10.      FEES AND EXPENSES.

         (a) Upon execution of this Agreement, the Borrower shall pay to the Bank an amount equal to any and all reasonable costs, fees, or expenses (including attorneys' fees and expenses) incurred by the Bank in connection with the Loan Documents, whether directly or indirectly, including (but not limited to) all reasonable legal fees and expenses incurred in connection with the negotiation and the preparation of this Agreement. From and after the execution of this Agreement, the Borrower shall pay all of such costs, fees and expenses to the Bank on demand.

         (b) The Borrower hereby covenants and agrees that the Bank shall be entitled (but not required) to debit or charge any operating account of the Borrower to collect any fees, costs or expenses to which the Bank may be entitled pursuant to this Agreement or any of the other Loan Documents, all without prior notice to the Borrower.

11.      WAIVERS.

         (a) JURY TRIAL. The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understand that the Bank, in entering into this Agreement, is relying thereon. THE BORROWER, TO THE EXTENT OTHERWISE ENTITLED THERETO, HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT OF THE BORROWER TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE BANK IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE BANK OR IN WHICH THE BANK IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE BORROWER, OR ANY SUCH PERSON AND THE BANK.

         (b) WAIVER OF CLAIMS. The Borrower hereby acknowledges and agrees that it does not have any offsets, defenses, claims, or counterclaims against the Bank, or any of its affiliates, or their respective officers, directors, employees, affiliates, attorneys, representatives, predecessors, successors, or assigns with respect to the Loan Documents, the Obligations, or otherwise, and that if the Borrower now had, or ever did have, any such offsets, defenses, claims, or counterclaims against the Bank, or any of its affiliates, or their respective officers, directors, employees, affiliates, attorneys, representatives, predecessors, successors, or assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Borrower hereby RELEASES the Bank, its affiliates, and their respective officers, directors, employees, affiliates, attorneys, representatives, predecessors, successors, and assigns from any liability therefore.

12. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Bank as follows:

         (a) The Loan Documents, as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.

         (b) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of this Agreement or the Loan Documents as amended hereby.

         (c) The representations and warranties contained in the Loan Documents are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions specifically contemplated or specifically permitted by the Loan Documents, changes which have been disclosed in writing to the Bank prior to the date hereof and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date.

         (d) After giving effect to this Agreement, the Borrower will have performed and complied in all material respects with all terms and conditions of the Loan Documents required to be performed or complied with by them prior to or at the time hereof.

13.      NOTICES.  Any  communication  between  the Bank and  Borrower  shall be
         forwarded  via  certified  mail,  return  receipt  requested,   or  via
         recognized overnight courier, addressed as follows:

         If to the Bank:            Citizens Bank of Massachusetts
                                    53 State Street
                                    Boston, Massachusetts 02109
                                    Attention: James Herzog, Vice President

                  With a copy via telecopier to:

                                    Robert E. Paul, Esquire
                                    Riemer & Braunstein LLP
                                    Three Center Plaza
                                    Boston, Massachusetts 02108
                                    Telecopier No. (617) 880-3456

         If to the Borrower:        Thermodynetics, Inc.
                                    651 Day Hill Road
                                    Windsor, Connecticut 06095
                                    Attention: Robert I. Lieberman, President

                  With a copy via telecopier to:

                                    Kenneth B. Lerman, Esquire
                                    Kenneth B. Lerman, P.C.
                                    Attorney at Law
                                    651 Day Hill Road
                                    Windsor, Connecticut 06095
                                    Telecopier No. (860) 285-0139

14.      GENERAL.

         (a) This Agreement shall be binding upon the Borrower and its respective successors and assigns and shall inure to the benefit of the Bank and its successors and assigns.

         (b) Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

         (c) This Agreement, together with the agreements, instruments and other documents executed in connection herewith, incorporates all discussions and negotiations among the Borrower and the Bank, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions hereof.

         (d) It is declared and agreed by each of the parties hereto that the Loan Documents, as amended hereby, shall continue in full force and effect. The Borrower shall continue to comply with all of the terms and conditions of the Loan Documents, as modified hereby.

         (e) All rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts and are intended to take effect as sealed instruments.

         (f) The captions of this Agreement are for convenience purposes only, and shall not be used in construing the intent of the parties hereto.

         (g) In the event of any inconsistency between the provisions of this Agreement and the other Loan Documents (or any other documents, instruments and agreements which may evidence or relate to the Loan Arrangements), the provisions of this Agreement shall govern and control.

         (h) This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date and year first above written.

                                     "BORROWER"

                                     THERMODYNETICS, INC.


                                     By:_______________________________
                                     Name:
                                     Title:

                                     "BANK"

                                     CITIZENS BANK OF MASSACHUSETTS


                                     By:    ________________________________
                                     Name:  James Herzog
                                     Title: Vice President

                                     ACKNOWLEDGED AND AGREED:

                                     TURBOTEC PRODUCTS, INC.


                                     By:    _______________________________
                                     Name:
                                     Title:

                                     VULCAN INDUSTRIES, INC.


                                     By:_______________________________
                                     Name:
                                     Title:




                    Signature Page to Modification Agreement

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                                    Exhibit A
                                    ---------

                                    Exhibit B
                                    ---------

                                    Exhibit C